SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2004

CHAMPION PARTS, INC.

(Exact name of Registrant as specified in its Charter)

Illinois	1-7807	36-2088911
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 West Avenue B, Hope, Arkansas	71801
(Address of principal executive offices)	(Zip Code)

(870) 777-8821
Registrant's telephone number, including area code

ITEM 7.

Financial Statements and Exhibits

(c)

The following exhibit is furnished with this document:

Number    Exhibit

   99

    Press Release issued by Champion Parts, Inc. on August 13, 2004.

ITEM 12.

Regulation FD Disclosure

On August 13, 2004, Champion Parts, Inc., an Illinois corporation, issued a press release announcing its financial results for the six months and quarter ended June 27, 2004. A copy of the earnings release is furnished as Exhibit 99 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION PARTS, INC.

Dated: August 13, 2004	/s/ Richard W. Simmons
Richard W. Simmons Vice President Finance, CFO and Secretary